LOCK-UP AGREEMENT


THIS LOCK-UP  made as of the 16Th day of September, 2004.


AMONG:

               SERVICE AIR GROUP, INC., a New Jersey company whose address is 13093 - 88th Avenue, Surrey, BC, Canada V3W 3K4

               (hereinafter referred to as "SAG")

                                                               OF THE FIRST PART

AND:

               SERVICE AIR GROUP (CANADA) INC., a British Columbia company whose address is 5455 Airport Road South, Richmond, BC, Canada V7B 1B5

               (hereinafter referred to as "SAG Canada")

                                                              OF THE SECOND PART

AND:

               Certain shareholders of SAG set forth in Schedule "A" hereto

               (herein collectively referred to as the "Shareholders")

                                                              OF THE THIRD PART


A. SAG has agreed to acquire certain assets from SAG Canada in exchange for the issuance of 4,125,000 common shares of SAG pursuant to the terms of an Agreement for Exchange of Stock for Assets, dated September 08, 2004 (the "Exchange Agreement");

B. SAG Canada has transferred all of the SAG shares acquired under the Exchange Agreement to the Shareholders;

C. Each Shareholder is the registered and beneficial owner of that number of Shareholder's Shares (as hereinafter defined) set forth in Schedule "A" opposite such Shareholder's name; and

D. As a condition of receiving their respective Shareholder's Shares, each Shareholder is willing to enter into this Lock-Up Agreement on the terms and conditions hereinafter set forth.

NOW THEREFORE THIS AGREEMENT WITNESSETH THAT in consideration of the above premises and of the covenants, agreements, representations and warranties hereinafter set forth, it is hereby agreed as follows:

1.   Definitions
     -----------

1.1 In this Agreement, unless there is something in the subject or context inconsistent therewith, words importing the singular number shall include the plural and vice versa, words importing the masculine gender shall include the feminine and neuter genders and the expressions following shall have the following meanings, respectively:

     (a) "Person" means a natural person, firm, corporation, trust, partnership, joint venture, governmental body, agency or association;

     (b) "Public Record" means the publicly available information filed by SAG with the Securities and Exchange Commission;

     (c) "SAG Shares" means some or all, as the context may require, of the issued and outstanding common shares in the capital of SAG; and

     (d) "Shareholder's Shares" means the SAG Shares transferred to the Shareholders by SAG Canada and currently owned by the Shareholders.

2.   Lock-Up Arrangements and Shareholder Covenants
     ----------------------------------------------

2.1 Each Shareholder severally covenants and agrees with SAG that until the earlier of one year from the date of this Agreement, or the termination of this Agreement pursuant to Section 6 hereof, he or she will not, without the prior consent of SAG, sell, assign, transfer or otherwise convey or mortgage, pledge or hypothecate any of the Shareholders' Shares, or the Shareholder's interest therein.

3.   Acknowledgements
     ----------------

3.1  SAG Canada and each Shareholder acknowledges that:

     (a)  this Agreement was prepared by Clark, Wilson for SAG;

     (b) Clark, Wilson received instructions from SAG and does not represent SAG Canada or any of the Shareholders; and

     (c) SAG Canada and each Shareholder have been given adequate time to obtain independent legal advice on this Agreement prior to its execution and delivery.

3.2 SAG, SAG Canada and each Shareholder severally acknowledges and agrees that:

     (a) the Shareholders have received their respective Shareholder's Shares in satisfaction and settlement of certain amounts due to them by SAG Canada as a result of funds invested and/or services provided by the Shareholders to SAG Canada; and

     (b) the terms and conditions of this Agreement shall be subject to such reasonable amendments as may be necessary to give full effect to the intentions of the parties.

4.   Representations and Warranties of Each Shareholder
     --------------------------------------------------

4.1 In order to induce SAG to enter into this Agreement and to consummate the transactions contemplated by this Agreement, each Shareholder does hereby severally represent and warrant to SAG as follows:

     (a) the Shareholder is the legal and beneficial owner of the number of Shareholder's Shares set forth opposite such Shareholder's name in Schedule "A" hereto, and such Shareholder's Shares are fully paid and non-assessable, and are free of any liens, claims, charges, security interests or encumbrances of any kind whatsoever; and

     (b) this Agreement, when duly and properly executed and delivered by the Shareholder and the other parties thereto, will be valid, binding and enforceable against the Shareholder in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditor' rights generally and subject to general principles of equity.

5.   Representations and Warranties of SAG
     -------------------------------------

5.1 In order to induce SAG Canada and each Shareholder to enter into this Agreement and to consummate the transactions contemplated by this Agreement, SAG represents and warrants to SAG Canada and each Shareholder as follows:

     (a) SAG is duly incorporated and in good standing under the laws of the State of New Jersey;

     (b) SAG has the requisite power, capacity and authority to enter into this Agreement;

     (c) the documents filed by or on behalf of SAG in the Public Record were true and correct in all material respects at the time they were filed and, at such time, none of these documents contained any untrue statement of any material fact nor did they omit to state a material fact necessary in order to make the statements made, in the light of the circumstances under which they were made, not misleading; and

     (d) SAG has no debts, claims, encumbrances of any nature whatsoever except as set forth in the Public Record.

6.   Termination
     -----------

6.1 This Agreement may be terminated by written notice given to the other party hereto, at any time prior to completion of the Transaction:

     (a)  by mutual written consent of the parties hereto;

     (b) by either SAG or SAG Canada if a court of competent jurisdiction or governmental, regulatory or administrative agency or commission shall have issued an order, decree or ruling or taken any other action permanently restraining, enjoining or otherwise prohibiting the transactions contemplated by this Agreement, and such order, decree, ruling or other action shall have become final and non-appealable, provided that the party seeking to terminate this Agreement shall have used all commercially reasonable commercial efforts to remove such order, decree, ruling or injunction.

     In the event of termination of this Agreement, each of the parties shall forthwith return to the other all confidential and other information relating to such other party.

7.   Further Assurances
     ------------------

7.1 The parties hereto agree to execute, acknowledge and deliver such other instruments and take such other action as may be necessary to carry out their respective obligations under this Agreement.

8.   Construction
     ------------

8.1 This Agreement shall be, in all respects, subject to and interpreted, construed and enforced in accordance with the laws in effect in the Province of British Columbia. Each party hereto accepts the jurisdiction of the Courts of the Province of British Columbia and attorns exclusively to their jurisdiction.

9.   Notices
     -------

9.1 All notices, requests, and demands hereunder shall be in writing and shall be deemed to have been duly given if delivered by hand or by telecommunication as follows:

     (a)  to SAG:

                           Service Air Group, Inc.
                           13093 - 88th Avenue, Surrey,
                           BC, Canada V3W 3K4

                           Attention:  Mohammed Sultan
                           ---------------------------

                  with a copy to:

                           Clark, Wilson
                           Barristers & Solicitors
                           800-885 West Georgia Street
                           Vancouver, British Columbia

                           Fax:     (604) 687-6314

                           Attention:  William L. Macdonald
                           --------------------------------

     (b) to the Shareholders at their respective addresses set forth in Schedule "A"

     (c)  to SAG Canada:

                           Service Air Group (Canada) Inc.
                           5455 Airport Road South
                           Richmond, BC
                           Canada V7B 1B5

                           Fax:     (604) 233-7030

                           Attention:  Jag Dhillon
                           -----------------------

     or to such other address or telecopier number as may be given in writing by SAG or a Shareholder, and all notices, requests, and demands hereunder shall be deemed to have been received, if delivered, on the date of delivery and if transmitted, on the date of the transmission if received during normal business hours, or if otherwise, on the next Business Day.

10.  Assignment
     ----------

10.1 This Agreement shall not be assigned without the written consent of the other parties hereto, and such consent may be arbitrarily and unreasonably withheld.

10.2 This Agreement shall enure to the benefit of and shall be binding upon the parties and their respective successors, heirs, executors, administrators and permitted assigns.

11.  Costs
     -----

11.1 Each party will pay for their respective costs incurred pursuant to this Agreement, whether or not the transactions contemplated hereby are completed.

12.  General
     -------

12.1 Time shall be of the essence of this Agreement.

12.2 This Agreement together with any and all agreements, documents and instruments to be entered and delivered herewith constitute the entire agreement between the parties and shall supersede all previous oral or written communications.

12.3 This Agreement may be executed in separate counterparts, and all such executed counterparts when taken together shall constitute one (1) Agreement. The parties shall be entitled to rely on delivery of a facsimile copy of the executed Agreement and such facsimile copy shall be legally effective to create a valid and binding Agreement.

12.4 In the event that any provisions contained in this Agreement shall be declared invalid, illegal or unenforceable by a court or other lawful authority of competent jurisdiction, this Agreement shall continue in force with respect to the enforceable provisions and all rights and remedies accrued under the enforceable provisions shall survive any such declaration, and any non-enforceable provision shall to the extent permitted by law be replaced by a provision which, being valid, comes closest to the intention underlying the invalid, illegal and unenforceable provision.

12.5 The parties will advise each other, in advance, of any public statement which they propose to make in respect of the transaction contemplated herein, provided that no party shall be prevented from making any disclosure statement which is required to be made by law or any rule of a stock exchange or similar organization to which it is bound. Neither party will make any public statement if any of the applicable securities laws, rules or regulations prohibit publication.

IN WITNESS WHEREOF the parties hereto have executed this Agreement to be effective as of the date first above written.

SERVICE AIR GROUP INC. (NJ, USA)


By:  /s/ Mohammad Sultan
-----------------------------------------
Chief Financial Officer

SERVICE AIR GROUP INC. (BC, CANADA)


By:  /s/ Jag Dhillon
-----------------------------------------
Chief Executive Officer


SIGNED, SEALED and DELIVERED by
Mr. Jag Dhillon (President/CEO) in the presence of: Mr. Mohammad Sultan (CFO).


                                                         SCHEDULE "A"

                                                     LIST OF SHAREHOLDERS
----------------------- -------------------------------------------------------------------- ----------------
                                                                                             Number of
                         Name and Address of Shareholder                                     Shares Held
----------------------- -------------------------------------------------------------------- ----------------
Marc Weston             #203-7760-120Th Street, Surrey, BC, Canada V3W 1L1                   23,462
----------------------- -------------------------------------------------------------------- -------------
Anurag Nandan           7657 Prince edward Street, Vancouver, BC, Canada V5X 3R4             7,692
----------------------- -------------------------------------------------------------------- -------------
Ernie Codrington        #36-2960 Steveston Hyway Richmond, BC, Canada V7E 6C8                7,692
----------------------- -------------------------------------------------------------------- -------------
Fred Hoy                #305-1859 Spyglass, Vancouver, BC, Canada V5Z 4K6                    38,462
----------------------- -------------------------------------------------------------------- -------------
Parmjit Rai             733 East 54Th Ave. Vancouver, BC, Canada, V5X 4L8                    112,723
----------------------- -------------------------------------------------------------------- -------------
Louis Kiraly            14060-56Th Ave. Surrey, BC, Canada V3X 2E8                           76,923
----------------------- -------------------------------------------------------------------- -------------
Peter Christian         7137 Elwood Drive, Sardis, BC, Canada V2R 1G8                        15,385
----------------------- -------------------------------------------------------------------- -------------
Walter Sosnowski        4560 Kelly Drive, Delta, BC, Canada, V4K 1G6                         38,462
----------------------- -------------------------------------------------------------------- -------------
Karl Dhillon            1291-South Dyke Road, New Westminister, BC, Canada V3M 6T3           76,923
----------------------- -------------------------------------------------------------------- -------------
David Baker             12655-21a Ave. Surrey, BC, Canada V4A 7P6                            23,077
----------------------- -------------------------------------------------------------------- -------------
Wayne Birch             9500 Granville Ave. Richmond, BC, Canada V6Y 1R2                     7,692
----------------------- -------------------------------------------------------------------- -------------
Robert Borrelli         5507 Lost lake Road, Nanimo, BC, Canada V9T 5G3                      153,846
----------------------- -------------------------------------------------------------------- -------------
Jag Dillon              1415-54Th Street, Delta, BC, V4M 3H6                                 3,542,661
----------------------- -------------------------------------------------------------------- -------------
